                                                                    EXHIBIT 99.1



                         Term Sheet Dated June 21, 2000

                       $941,000,000 Offered (approximate)









                                 [CONSECO LOGO]


                      Conseco Finance Securitizations Corp.

                                     Seller



                              Conseco Finance Corp.

                                    Servicer




                Certificates for Home Equity Loans Series 2000-D






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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                         TERM SHEET DATED June 16, 2000
                      Conseco Finance Securitizations Corp.
                Certificates for Home Equity Loans, Series 2000-D
                       $941,000,000 Offered (Approximate)
                               Subject to Revision


SELLER:                    Conseco Finance Securitizations Corp. ("Conseco
                           Securitizations")

SERVICER:                  Conseco Finance Corp. ("Conseco Finance")

TRUSTEE:                   U.S. Bank Trust National Association

LEAD MANAGER:              Lehman Brothers

CO-MANAGERS:               Credit Suisse First Boston, First Union Securities,
                           Merrill Lynch

--------------------------------------------------------------------------------------------------------------------------
                              OFFERED CERTIFICATES
--------------------------------------------------------------------------------------------------------------------------
                                Est. WAL    Est. WAL     Est. Prin.      Est. Prin.
            Approx.              (yrs)       (yrs)         Window          Window
             Size                  To          To          (mos)           (mos)        Final Scheduled   Expected Ratings
  Class      ($MM)     Type     Call (1)    Maturity    To Call (1)     To Maturity    Distribution Date    S&P/Moody's
--------- ---------- -------- ----------- ----------- --------------- --------------- ------------------ -----------------
A-1         356.00   Senior      1.00        1.00       1 - 22 (22)     1 - 22 (22)        10/2031           AAA/Aaa
--------- ---------- -------- ----------- ----------- --------------- --------------- ------------------ -----------------
A-2          74.00   Senior      2.00        2.00       22 - 27 (6)     22 - 27 (6)        10/2031           AAA/Aaa

--------- ---------- -------- ----------- ----------- --------------- --------------- ------------------ -----------------
A-3         226.00   Senior      3.00        3.00      27 - 49 (23)    27 - 49 (23)        10/2031           AAA/Aaa
--------- ---------- -------- ----------- ----------- --------------- --------------- ------------------ -----------------
A-4         141.00   Senior      5.00        5.20      49 - 69 (21)    49 - 119 (71)       10/2031           AAA/Aaa
--------- ---------- -------- ----------- ----------- --------------- --------------- ------------------ -----------------
A-5         138.00   Senior      5.71        7.63       69 - 69 (1)    70 - 119 (50)       10/2031           AAA/Aaa
--------- ---------- -------- ----------- ----------- --------------- --------------- ------------------ -----------------
B-1(2)         6.0    Sub.       4.71        6.21      37 - 69 (33)    37 - 123 (87)       10/2031          BBB+/Baa1
--------------------------------------------------------------------------------------------------------------------------

(1) All Offered Certificates are priced to the 20% call, as further described herein.
(2)      Subject to the Available Funds Pass-Through Rate described herein.

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                                 PRICING SPEED
--------------------------------------------------------------------------------
125% PPC - 100% prepayment assumption assumes a constant prepayment of 4% in month one increased by approximately an additional 1.45% each month to 20% CPR in month twelve, and remaining at 20% CPR thereafter
--------------------------------------------------------------------------------




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                SUMMARY OF TERMS
                                ----------------

Seller:                    Conseco Finance Securitizations Corp.

Servicer:                  Conseco Finance Corp. ("Conseco")

Trustee:                   U.S. Bank Trust National Association

Offering:                  Public: subject to a variance of plus or minus 5.0%.

Underwriters:              Lehman Brothers (Lead),
                           Credit Suisse First Boston (Co),
                           First Union Securities (Co),
                           Merrill Lynch (Co).

Certificate Insurer:       Financial Security Assurance Inc. ("FSA")

Rating Agencies:           Standard & Poors and Moody's Investors Service

Statistical
Calculation Date:          May 31, 2000

Expected Cut-off Date:     The trust will be entitled to receive all payments
                           due after May 31, 2000 for all loans other than the Additional Loans (added prior to closing) and Subsequent Loans (added after closing.). For each
                           Additional Loan, the trust will be entitled to receive all payments due after June 30, 2000. For each Subsequent Loan, the trust will be entitled to receive all payments due after the last day of the calendar month in which the subsequent closing occurs.

Expected Closing Date:     June 28, 2000

Expected Pricing Date:     Week of June 19, 2000

Registration:              The Offered Certificates will be available in
                           book-entry form through DTC.

Non-Offered Class
B-2 Certificates:          $59,000,000 Class B-2 Certificates will not be
                           offered in this transaction.

Record Date:               The business day just before the Payment Date.

Payment Date:              The 15th day of each month (or if such 15th day is
                           not a business day, the next succeeding business day) commencing in July 2000.

Coupon Type:               The Offered Certificates will bear interest at fixed
                           rates. The Class B Certificates will be subject to the Available Funds Pass-Through Rate as described herein.

Day Count:                 30/360

Denominations:             $1,000 minimum and integral multiples of $1,000 in
                           excess thereof.

Tax Status:                REMIC Election

ERISA: The Class A Certificates are expected to be ERISA eligible. Prospective investors that are pension plans should consult their own counsel with respect to an investment in the Offered Certificates.

SMMEA: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                            -------------------------

Loans: The Loans (the "Loans") will consist primarily of conventional, fully amortizing and balloon, first, second, and third lien, fixed rate closed end, one- to four-family residential home equity loans. The statistical information presented in this Term Sheet is with respect to the Initial Loans (the "Initial Loans") and is based on balances as of the close of business on May 31, 2000. The Initial Loans consist of 6,839 loans, with a principal balance of approximately $ 414,285,152.45.

Additional Collateral:     Between the Statistical Calculation Date and the
                           Expected Closing Date, the Seller expects to deposit
                           Additional Loans ("Additional Loans").

Pre-Funding Feature
and Subsequent Loans:      On the Closing Date, a portion of the proceeds from
                           the sale of the Offered Certificates (the "Pre-Funded
                           Amount") may be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase subsequent loans (the
                           "Subsequent Loans") during the period (not longer than 90 days) following the Closing Date (the
                           "Pre-Funding Period"). The Pre-Funded Amount is not expected to exceed 25% of the aggregate original principal balances of the Offered Certificates. The
                           Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be paid to the Class A-1 Certificates and if the principal balance of such class has been reduced to zero, then to the Class A-2, Class A-3, Class A-4,
                           Class A-5, Class B-1 and Class B-2 Certificates, in that order of priority.

Final Home Equity
Loan Group:                The final pool of home equity loans in the trust will
                           be based on balances as of the related Cut-off Date.

Source for Calculation
of One-Month LIBOR:        Telerate page 3750.

Servicing Fee Rate:        50 basis points

Distributions:             On each Payment Date distributions on the
                           certificates will be made to the extent of the Amount
                           Available. The "Amount Available" will generally consist of payments made on or in respect of the Loans plus any insured payments made by FSA, and will include amounts otherwise payable to the Servicer (so long as Conseco is the Servicer) as the monthly
                           Servicing Fee and amounts otherwise payable to the Class C Certificates.




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             INTEREST DISTRIBUTIONS
                             ----------------------

Interest on the
Class A, B-1, and B-2
Certificates:              Following payment to FSA of the premium amount with
                           respect to each Payment Date, the Amount Available will be distributed to pay interest as follows:

                           o        first, to each class of the Class A
                                    Certificates (A-1, A-2, A-3, A-4, A-5), pro rata;

                           o        then to the Class B-1 Certificates, and

                           o        then to the Class B-2 Certificates.

                           Interest will accrue on the outstanding Class A-1, Class A-2, Class A-3, Class A-4, and Class A-5 principal balances, the Class B-1 adjusted principal balance, and the Class B-2 adjusted principal balance at the related pass-through rate calculated on a 30/360 basis. Interest on the outstanding Class A principal balance, the Class B-1 adjusted principal balance, and the Class B-2 adjusted principal balance as applicable, will initially accrue from the Closing Date and thereafter from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                           The adjusted principal balance of any of the Class B-1 and Class B-2 Certificates is the principal balance less any liquidation loss principal amounts allocated to that Class.

Interest Shortfalls
And Carryovers:            If the Amount Available on any Payment Date is
                           insufficient to make the full distributions of interest to a class of Offered Certificates, the Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among the certificates comprising such class
                           (the Class A Certificates being treated as a single class for this purpose). Any interest due but unpaid from a prior Payment Date will also be due on the next Payment Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible.

                           Draws previously made under the insurance policy and any other amounts owed to FSA not previously reimbursed will be carried forward for reimbursement to FSA.

Available Funds
Pass-Through Rate:         The "Available Funds Pass-Through Rate" for any
                           Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Loan Rates on the then outstanding Loans. The "Expense Adjusted
                           Loan Rate" on any Loan is equal to the then applicable home equity loan interest rate thereon, minus the Servicing Fee and the FSA insurance premium. Interest payable to the Class B Certificates may be limited on any Payment Date by the Available
                           Funds Pass-Through Rate.




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             PRINCIPAL DISTRIBUTIONS

On each Payment Date after all interest is distributed to the Class A, Class B-1, and Class B-2 Certificateholders, the remaining Amount Available will be distributed to make principal distributions as follows and in the following order of priority:

         i) first, to the Class A Certificates, the Class A Formula Principal Distribution Amount;

         ii) then, to the Class B-1 Certificates, the Class B-1 Formula Principal Distribution Amount; and

         iii) then, to the Class B-2 Certificates, the Class B-2 Formula Principal Distribution Amount.

On each Payment Date, the Class A Formula Principal Distribution Amount will be distributed as follows: first, to the Class A-1 Certificates until the Class A-1 Certificate Principal Balance is reduced to zero, second to the Class A-2 Certificates until the Class A-2 Certificate Principal Balance has been reduced to zero, third to the Class A-3 Certificates until the Class A-3 Certificate Principal Balance has been reduced to zero, fourth to the Class A-4 Certificates until the Class A-4 Certificate Principal Balance has been reduced to zero, and fifth to the Class A-5 Certificates until the Class A-5 Certificate Principal Balance has been reduced to zero.

If the Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates, the Amount Available remaining after payments on Offered Certificates with a higher payment priority are made will be distributed pro-rata among the certificates comprising such class.

Formula Principal
Distribution Amount:       On each Payment Date will be equal to the sum of (i)
                           all scheduled payments of principal due on each outstanding loan during the related due period, (ii) the scheduled principal balance of each loan which, during the related due period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such due period in respect of each loan, (iv) the scheduled principal balance of each loan that became a liquidated loan during the related due period and (v) any amount described in clauses
                           (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available in the certificate account and (vi) any additional amount required to reach the Target
                           Overcollateralization Amount.

Stepdown Date:             The later to occur of (A) the Payment Date in July
                           2003 and (B) the first Payment Date on which the Class A Principal Balance is less than or equal to 83.00% of the Pool Scheduled Principal Balance.

Trigger Event:             A Trigger Event will exist on any Payment Date on
                           which:

                           (i) The three month rolling average of the 90 plus day delinquencies (including foreclosures and REOs) exceeds 48.5% of the Senior Enhancement Percentage; or,

                           (ii) The Cumulative Rea lized Losses Test is not satisfied; or,

                           (iii)    The Rolling Loss Test is not satisfied.

Senior Enhancement
Percentage:                The Senior Enhancement Percentage for any Payment
                           Date will equal the percentage obtained by dividing:
                           (i) the excess of (A) the Pool Scheduled Principal
                           Balance over (B) Class A Principal Balance, by (ii) the Pool Scheduled Principal Balance.

Cumulative Realized
Losses Test:               The Cumulative Realized Losses Test is satisfied for
                           any Payment Date if the cumulative realized loss ratio for the loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                           Month                    Percentage
                           -----                    ----------
                           37 - 48                     3.65%
                           49 - 60                     4.75%
                           61 - 84                     5.50%
                           85 and                      6.00%
                           thereafter



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        --------------------------------

Rolling Loss Test:         The Rolling Loss Test is satisfied for any Payment
                           Date if the percentage obtained by dividing (i) the aggregate losses on the loans during the 12 months preceding a payment date, by (ii) the Pool Scheduled
                           Principal Balance at the beginning of such 12 month period, is less than the percentage set forth below at the specified period:

                           Month                    Percentage
                           -----                    ----------
                           37 - 48                     2.50%
                           49 - 72                     3.00%
                           73 - 84                     2.00%
                           85 and                      1.00%
                           thereafter

Pool Scheduled Principal
Balance: The Pool Scheduled Principal Balance means, for any Payment Date, the aggregate Scheduled Principal Balance for such Payment Date of all Loans that were outstanding during the immediately preceding due period.

Class A Formula
Principal Distribution
Amount: If the Payment Date is prior to the Stepdown Date or a Trigger Event exists, the Formula Principal Distribution Amount for such Payment Date (but in no event greater than the then outstanding Class A Principal Balance). If the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess of (A) the Class A Principal Balance (B) over the lesser of (a) 83.00% of the Pool Scheduled Principal Balance or (b) the Pool Scheduled Principal Balance less 2.00% of the Pool Scheduled Principal Balance as of the Cut-off Date.

Class B-1 Formula
Principal Distribution
Amount: If the Payment Date is (A) prior to the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the Class A Formula Principal Distribution Amount (but in no event more than the then outstanding Class B-1 Principal Balance). If the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the then outstanding Class B-1 Principal Balance) of (i) the sum of (A) the Class A Principal Balance and (B) the Class B-1 Adjusted Principal Balance minus the amount of principal actually distributed on such Payment Date on the Class A Certificates over (ii) the lesser of (a) 84.20% of the Pool Scheduled Principal Balance or (b) the Pool Scheduled Principal Balance less 2.00% of the Pool Scheduled Principal Balance as of the Cut-off Date.

Class B-2 Formula
Principal Distribution
Amount: If the Payment Date is (A) prior to the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the sum of the Class A Formula Principal Distribution Amount and the Class B-1 Formula Principal Distribution Amount (but in no event greater than the then outstanding Class B-2 Principal Balance). If the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the then outstanding Class B-2 Principal Balance) of (i) the sum of the Class A Principal Balance, the Class B-1 Adjusted Principal Balance and the Class B-2 Adjusted Principal Balance minus the amount of principal actually distributed on such Payment Date on the Class A and the Class B-1 Certificates over (ii) the lesser of (a) 96.00% of the Pool Scheduled Principal Balance or (b) the Pool Scheduled Principal Balance less 2.00% of the Pool Scheduled Principal Balance as of the Cut-off Date.

Overcollateralization:     There will be initial overcollateralization of
                           approximately 0.0% building to the Target
                           Overcollateralization Amount (as described herein).

                           The Certificateholders will be entitled to receive additional distributions in respect of principal on each Payment Date to the extent there is any amount available remaining after payment of all interest and principal on the Certificates, the Monthly Servicing Fee to the Servicer, and the FSA insurance fee for such Payment Date, until the overcollateralization amount equals the Target Overcollateralization Amount. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus Supplement.




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        --------------------------------

Target
Overcollateralization
Amount: If an Overcollateralization Trigger Event does not exist, the Target Overcollateralization Amount will equal 2.00% of the sum of (A) the aggregate Cut-off Date principal balance of Loans included in the Trust as of the Closing Date and (B) the amount on deposit in the Pre-Funding Account on the Closing Date.

                           If an Overcollateralization Trigger Event exists, the Target Overcollateralization Amount will equal the greater of (i) 2.00% of the sum of (A) the aggregate Cut-off Date principal balance of Loans included in the Trust as of the Closing Date and (B) the amount on deposit in the Pre-Funding Account on the Closing Date, or (ii) the aggregate principal balance of all 90 day and over delinquent loans (including foreclosures and REOs) minus the current balance of the subordinate certificates.

Overcollateralization
Trigger Event:             An Overcollateralization Trigger Event will exist on
                           any Payment Date on which:

                           (i) The three month rolling average of the 90 plus day delinquencies (including foreclosures and REOs) exceeds 50% of the Senior Enhancement Percentage; or,

                           (ii) The Overcollateralization Cumulative Realized Losses Test is not satisfied; or,

                           (iii) The Overcollateralization Rolling Loss Test is not satisfied.

Overcollateralization
Cumulative Realized
Losses Test:               The Overcollateralization Cumulative Realized Losses
                           Test is satisfied for any Payment Date if the cumulative realized loss ratio for the loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                           Month                    Percentage
                           -----                    ----------
                           1 - 12                      1.95%
                           13 - 24                     2.70%
                           25 - 36                     4.65%
                           37 - 48                     5.50%
                           49 - 84                     5.75%
                           85 and                      6.25%
                           thereafter

Overcollateralization
Rolling Loss Test:         The Overcollateralization Rolling Loss Test is
                           satisfied for any Payment Date if the percentage obtained by dividing (i) aggregate losses on the loans during the 12 months preceding a payment date, by (ii) the Pool Scheduled Principal Balance at the beginning of such 12 month period is less than the percentage set forth below at the specified period:

                           Month                    Percentage
                           -----                    ----------
                           1 - 24                      1.25%
                           25 - 36                     1.75%
                           37 - 48                     2.75%
                           49 - 72                     3.25%
                           73 - 84                     2.25%
                           85 and                      1.25%
                           thereafter




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        --------------------------------

Subordination
Percentage:                Credit enhancement with respect to the Certificates
                           will be provided by subordination,
                           overcollateralization, and, with respect to the Class
                           A Certificates, the FSA insurance policy.

                                Initial Subordination:
                                ----------------------
                                Class                    Percent
                                -----                    -------
                                A                        6.50%
                                B-1                      5.90%
                                B-2                      0.00%

                                After Stepdown Date:
                                --------------------
                                Class                    Target Percent
                                -----                    --------------
                                A                        17.00%
                                B-1                      15.80%
                                B-2                       4.00%

FSA Insurance Policy:      FSA will issue a financial guaranty certificate
                           insurance policy pursuant to which it will irrevocably and unconditionally guarantee the timely payment of interest and ultimate payment of principal on the Class A Certificates.

Servicer Termination
Rights: FSA will have the right but not the obligation to terminate the Servicer in the event that the Servicer is in default under the terms of the Pooling and Servicing Agreement, or if the Servicer Termination Delinquency Test, Servicer Termination Cumulative Realized Losses Test, or Servicer Termination Rolling Loss Test are not satisfied.

Servicer Termination
Delinquency Test:          The Servicer Termination Delinquency Test is
                           satisfied for any Payment Date if the three month rolling average of the 90 plus day delinquencies
                           (including foreclosures and REOs) exceeds 52% of the Senior Enhancement Percentage.

Servicer Termination
Cumulative Loss Test:      The Servicer Termination Cumulative Loss Test is
                           satisfied for any Payment Date if the cumulative realized loss ratio for the loans for such Payment
                           Date is less than or equal to the percentage set forth below for the specified period:

                           Month                    Percentage
                           -----                    ----------
                           1 - 12                      2.25%
                           13 - 24                     3.00%
                           25 - 36                     4.25%
                           37 - 48                     4.75%
                           49 - 60                     5.25%
                           61 and thereafter           6.00%

Servicer Termination
Rolling Loss Test:         The Servicer Termination Rolling Loss Test is
                           satisfied for any Payment Date if the percentage obtained by dividing (i) aggregate losses on the loans during the 12 months preceding a Payment Date, by (ii) the Pool Scheduled Principal Balance at the beginning of such 12 month period is less than or equal to the percentage set forth below for the specified period:

                           Month                    Percentage
                           -----                    ----------
                           1 - 24                      1.50%
                           25 - 36                     2.00%
                           37 - 48                     3.00%
                           49 - 72                     3.50%
                           73 - 84                     2.50%
                           85 and                      1.50%
                           thereafter




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        --------------------------------

Losses on Liquidated
Loans: If net liquidation proceeds from liquidated loans in the respective collection period are less than the scheduled principal balance of such liquidated loans plus accrued and unpaid interest thereon, the deficiency (a "Liquidation Loss Amount") will be absorbed first by the Class C Certificateholders, then by the Servicing Fee otherwise payable to the Servicer (as long as Conseco Finance is the Servicer), then by a reduction in the overcollateralization amount, if any, then by the Class B-2 Certificateholders, then by the Class B-1 Certificateholders, and then by the FSA financial guaranty certificate insurance policy.

Purchase Option
Auction Sale:              Beginning on the Payment Date when the scheduled
                           principal balance of the loans is less than 20% of the Cut-off Date Pool Principal Balance of the loans, the holder of the Class C Certificates will have the right to repurchase all of the outstanding loans, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

                           If the holder of the Class C Certificates does not exercise this Purchase Option, then on the next Payment Date the Trustee will begin an auction process to sell the loans and the other trust assets, but the Trustee cannot sell the trust assets and liquidate the trust unless the proceeds of that sale are sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon. If the first auction of the trust property is not successful because the highest bid received is too low, then the Trustee will conduct an auction of the loans every third month thereafter, unless and until an acceptable bid is received for the trust property.

                           If the Purchase Option is not exercised by the holder of the Class C Certificates, excess cashflow after all payments of interest and principal due on all certificates and payment of monthly servicing fee are made will be used to paydown principal as follows:

                           (i) first, to the Class A Certificates pro rata until the principal balance of the Class A Certificates is reduced to zero,

                           (ii) second, to the Class B-1 Certificates and the Class B-2 Certificates, pro-rata based on the outstanding principal balance, until the related certificate principal balances of the Class B Certificates are reduced to zero.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        DESCRIPTION OF THE INITIAL LOANS
                        --------------------------------

                                     Summary

--------------------------------------------------------------------------------------------------------------------------
                                                                      Total                Minimum             Maximum
                                                                      -----                -------             -------
Statistical Calculation Date Aggregate Principal Balance         $ 414,285,152.45
Number of Loans                                                             6,839
Average Original Loan Balance                                         $ 60,763.81           $7,600.00        $ 364,641.95
Average Current Loan Balance                                          $ 60,576.86          $ 7,589.76        $ 364,281.32
Weighted Average Combined LTV                                              89.92%               5.71%             100.00%
Weighted Average Gross Coupon                                              12.58%               7.10%              21.74%
Weighted Average Remaining Term to Maturity (months)                          284                  45                 360
Weighted Average Original Term (months)                                       286                  48                 360
Weighted Average FICO Credit Score                                            625
Weighted Average Debt to Income Ratio                                       42.8%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Percent of Cut-Off
                                                Date Principal Balance
                                                ----------------------

     Fully Amortizing Loans                               74.8%
     Balloon Home Equity Loans                            25.2%

     Lien Position
         First                                            75.7%
         Second                                           24.1%
         Third                                             0.3%

     Property Type
         Single Family                                    92.3%
         Manufactured                                      5.3%
         Condominium                                       0.9%

     Occupancy Status
            Primary                                       97.9%
         Investment                                        2.1%

     Geographic Distribution*
         California                                       10.8%
         New York                                          6.3%
         Florida                                           5.8%
         Michigan                                          5.6%

     Credit Grade
         A-1                                              56.6%
         A-2                                              20.6%
         B                                                17.6%
         C                                                 4.1%
         D                                                 1.0%

     Delinquency
         0 - 29 Days                                      98.2%
         30 - 59 Days                                      1.8%

--------------------------------------------------------------------------------

*No other state constitutes more than 5.0% of the initial collateral pool.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                    -----------------------------------------

-------------------------------------------------------------------------------------------------------------------
                             GEOGRAPHIC DISTRIBUTION

                                Number of Loans         Aggregate Principal              % of Outstanding
                                   as of the         Balance Outstanding as of       Principal Balance as of
State or                          Statistical             the Statistical                the Statistical
Territory                       Calculation Date         Calculation Date              Calculation Date (1)
-------------------------------------------------------------------------------------------------------------------
Alabama                               250             $   15,006,449.50                         3.62%
Arizona                               151                  7,380,003.51                         1.78
Arkansas                               69                  4,267,132.36                         1.03
California                            596                 44,568,109.83                        10.76
Colorado                              162                 10,715,799.79                         2.59
Connecticut                           168                  9,825,687.71                         2.37
Delaware                               29                  1,996,423.46                         0.48
Florida                               334                 23,923,798.78                         5.77
Georgia                               222                 15,301,086.82                         3.69
Idaho                                  42                  2,564,411.62                         0.62
Illinois                              248                 12,887,509.82                         3.11
Indiana                               134                  7,312,770.89                         1.77
Iowa                                  139                  7,159,527.36                         1.73
Kansas                                126                  6,439,591.53                         1.55
Kentucky                               66                  3,700,528.04                         0.89
Louisiana                             129                  7,267,709.52                         1.75
Maine                                  37                  1,547,726.02                         0.37
Maryland                              152                  9,176,041.46                         2.21
Massachusetts                         133                  7,411,187.09                         1.79
Michigan                              408                 23,049,093.43                         5.56
Minnesota                             151                  8,648,305.97                         2.09
Mississippi                            89                  4,723,438.41                         1.14
Missouri                              240                 13,638,595.63                         3.29
Montana                                18                    874,435.91                         0.21
Nebraska                               83                  5,301,703.07                         1.28
Nevada                                 85                  4,945,427.78                         1.19
New Hampshire                          18                  1,092,615.38                         0.26
New Jersey                            109                  6,423,520.72                         1.55
New Mexico                             29                  2,340,187.14                         0.56
New York                              443                 26,118,742.07                         6.30
North Carolina                        225                 15,222,326.47                         3.67
North Dakota                           21                    829,292.92                         0.20
Ohio                                  226                 13,366,311.67                         3.23
Oklahoma                              104                  5,532,518.95                         1.34
Oregon                                 53                  3,234,695.57                         0.78
Pennsylvania                          357                 17,337,182.17                         4.18
Rhode Island                           38                  2,290,062.71                         0.55
South Carolina                        133                  7,910,458.40                         1.91
South Dakota                           33                  1,979,897.53                         0.48
Tennessee                             116                  8,624,558.36                         2.08
Utah                                   31                  1,509,659.66                         0.36
Vermont                                21                  1,023,024.19                         0.25
Virginia                              254                 15,128,139.38                         3.65
Washington                            129                 11,429,640.47                         2.76
Washington D.C.                        15                    721,765.47                         0.17
West Virginia                          44                  2,485,237.30                         0.60
Wisconsin                             105                  5,682,877.98                         1.37
Wyoming                                74                  4,369,942.63                         1.05
-------------------------------------------------------------------------------------------------------------------
Total:                              6,839             $  414,285,152.45                       100.00%

(1)      Percentages may not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                    -----------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                        ORIGINAL LOAN AMOUNT DISTRIBUTION

                                 Number of Loans        Aggregate Principal              % of Outstanding
Range of                            as of the        Balance Outstanding as of        Principal Balance as of
Original                          Statistical             the Statistical                 the Statistical
Loan Amount                     Calculation Date         Calculation Date               Calculation Date (1)
-------------------------------------------------------------------------------------------------------------------
Less than 10,000                        1               $      7,589.76                            *
10,000 - 19,999                       975                 14,370,961.57                         3.47%
20,000 - 29,999                     1,089                 26,653,402.04                         6.43
30,000 - 39,999                       850                 29,101,882.15                         7.02
40,000 - 49,999                       663                 29,383,187.42                         7.09
50,000 - 59,999                       615                 33,432,043.11                         8.07
60,000 - 69,999                       511                 32,970,587.01                         7.96
70,000 - 79,999                       414                 30,804,271.54                         7.44
80,000 - 89,999                       343                 28,795,568.40                         6.95
90,000 - 99,999                       267                 25,162,555.35                         6.07
100,000 - 109,999                     216                 22,478,731.17                         5.43
110,000 - 119,999                     179                 20,503,504.94                         4.95
120,000 - 129,999                     148                 18,446,554.89                         4.45
130,000 - 139,999                     122                 16,265,441.48                         3.93
140,000 - 149,999                      82                 11,766,474.92                         2.84
150,000 - 159,999                      74                 11,417,801.91                         2.76
160,000 - 169,999                      45                  7,386,071.97                         1.78
170,000 - 179,999                      44                  7,638,098.50                         1.84
180,000 - 189,999                      27                  4,959,640.47                         1.20
190,000 - 199,999                      34                  6,575,319.26                         1.59
200,000 - 209,999                      20                  4,070,786.73                         0.98
210,000 - 219,999                      15                  3,209,490.09                         0.77
220,000 - 229,999                      17                  3,812,938.72                         0.92
230,000 - 239,999                      10                  2,327,378.06                         0.56
240,000 - 249,999                       5                  1,219,771.57                         0.29
250,000 - 259,999                       6                  1,531,125.97                         0.37
260,000 - 269,999                      13                  3,417,560.69                         0.82
270,000 - 279,999                      11                  3,013,685.13                         0.73
280,000 - 289,999                       6                  1,718,504.57                         0.41
290,000 - 299,999                       8                  2,340,609.41                         0.56
300,000 - 309,999                       7                  2,134,451.19                         0.52
310,000 - 319,999                       4                  1,266,413.62                         0.31
320,000 - 329,999                       5                  1,612,830.30                         0.39
330,000 - 339,999                       5                  1,672,547.94                         0.40
340,000 - 349,999                       1                    349,432.47                         0.08
Greater than or equal to 350,000        7                  2,467,938.13                         0.60
-------------------------------------------------------------------------------------------------------------------
Total:                              6,839             $  414,285,152.45                       100.00%

*Indicates an amount greater than 0.00% but less than 0.005%

(1)      Percentages may not add to 100% due to rounding.




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                    -----------------------------------------

-------------------------------------------------------------------------------------------------------------------
                           INTEREST RATE DISTRIBUTION

                                Number of Loans         Aggregate Principal               % of Outstanding
Range of Home                     as of the         Balance Outstanding as of         Principal Balance as of
Equity Loan                     Statistical               the Statistical                  the Statistical
Interest Rates                Calculation Date           Calculation Date                Calculation Date (1)
-------------------------------------------------------------------------------------------------------------------
7.000 - 7.999                           8              $     941,354.60                         0.23%
8.000 - 8.999                          35                  5,175,982.75                         1.25
9.000 - 9.999                         215                 28,007,131.15                         6.76
10.000 - 10.999                       457                 46,390,644.01                        11.20
11.000 - 11.999                       962                 80,958,187.31                        19.54
12.000 - 12.999                     1,548                113,909,255.64                        27.50
13.000 - 13.999                     1,144                 54,204,590.26                        13.08
14.000 - 14.999                     1,375                 50,091,480.25                        12.09
15.000 - 15.999                       658                 22,841,840.26                         5.51
16.000 - 16.999                       246                  7,080,334.07                         1.71
17.000 - 17.999                       119                  2,998,134.78                         0.72
18.000 - 18.999                        41                  1,158,948.23                         0.28
19.000 - 19.999                        25                    423,473.16                         0.10
20.000 - 20.999                         4                     80,826.46                         0.02
21.000 - 21.999                         2                     22,969.52                         0.01
-------------------------------------------------------------------------------------------------------------------
Total:                              6,839             $  414,285,152.45                       100.00%

(1)      Percentages may not add to 100% due to rounding.

-------------------------------------------------------------------------------------------------------------------
                          REMAINING MONTHS TO MATURITY

                                Number of Loans         Aggregate Principal               % of Outstanding
Range of                          as of the         Balance Outstanding as of         Principal Balance as of
Remaining Months                 Statistical              the Statistical                  the Statistical
to Maturity                    Calculation Date          Calculation Date                Calculation Date (1)
-------------------------------------------------------------------------------------------------------------------
31 - 60                                68             $    1,407,177.68                         0.34%
61 - 90                                47                  1,396,179.51                         0.34
91 - 120                              468                 14,439,160.17                         3.49
121 - 150                              49                  2,115,720.22                         0.51
151 - 180                           1,049                 45,001,575.83                        10.86
181 - 210                              11                    524,355.36                         0.13
211 - 240                           2,294                111,227,495.73                        26.85
241 - 270                               4                    225,790.76                         0.05
271 - 300                           1,081                 72,457,295.18                        17.49
301 - 330                               6                    429,806.69                         0.10
331 - 360                           1,762                165,060,595.32                        39.84
-------------------------------------------------------------------------------------------------------------------
Total:                              6,839            $   414,285,152.45                       100.00%

(1)      Percentages may not add to 100% due to rounding.




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                    -----------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                  LIEN POSITION

                                Number of Loans         Aggregate Principal             % of Outstanding
                                   as of the         Balance Outstanding as of       Principal Balance as of
                                  Statistical            the Statistical                 the Statistical
Lien                           Calculation Date         Calculation Date               Calculation Date (1)
-------------------------------------------------------------------------------------------------------------------
First                               3,751            $   313,434,247.76                        75.66%
Second                              3,045                 99,792,581.25                        24.09
Third                                  43                  1,058,323.44                         0.26
-------------------------------------------------------------------------------------------------------------------
Total:                              6,839            $   414,285,152.45                       100.00%

(1)      Percentages may not add to 100% due to rounding.

-------------------------------------------------------------------------------------------------------------------
                          COMBINED LOAN-TO-VALUE RATIO

                                Number of Loans         Aggregate Principal               % of Outstanding
Range of Combined                  as of the         Balance Outstanding as of         Principal Balance as of
Loan-to-Value                    Statistical             the Statistical                   the Statistical
Ratios                         Calculation Date         Calculation Date                 Calculation Date (1)
-------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                            4              $      67,897.00                         0.02%
10.01 - 15.00                           4                     79,503.36                         0.02
15.01 - 20.00                          14                    372,279.25                         0.09
20.01 - 25.00                          16                    459,803.12                         0.11
25.01 - 30.00                          21                    664,195.83                         0.16
30.01 - 35.00                          27                    881,662.72                         0.21
35.01 - 40.00                          28                    919,722.97                         0.22
40.01 - 45.00                          43                  1,505,575.85                         0.36
45.01 - 50.00                          58                  2,418,254.18                         0.58
50.01 - 55.00                          41                  1,841,732.88                         0.44
55.01 - 60.00                          83                  3,441,081.46                         0.83
60.01 - 65.00                         107                  5,044,575.17                         1.22
65.01 - 70.00                         168                  8,489,428.17                         2.05
70.01 - 75.00                         240                 11,709,719.39                         2.83
75.01 - 80.00                         417                 22,827,231.66                         5.51
80.01 - 85.00                         661                 37,417,595.02                         9.03
85.01 - 90.00                       1,145                 68,165,341.57                        16.45
90.01 - 95.00                       1,879                122,386,903.24                        29.54
95.01 - 100.00                      1,883                125,592,649.61                        30.32
-------------------------------------------------------------------------------------------------------------------
Total:                              6,839            $   414,285,152.45                       100.00%

(1)      Percentages may not add to 100% due to rounding.




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                    -----------------------------------------

-------------------------------------------------------------------------------------------------------------------
                               YEAR OF ORIGINATION

                                Number of Loans         Aggregate Principal              % of Outstanding
                                   as of the         Balance Outstanding as of        Principal Balance as of
Year of                           Statistical             the Statistical                 the Statistical
Origination                     Calculation Date         Calculation Date               Calculation Date (1)
-------------------------------------------------------------------------------------------------------------------
1989                                    1              $      12,110.41                            *
1995                                    3                     57,316.89                         0.01%
1997                                    8                    237,330.16                         0.06
1998                                   14                    689,441.82                         0.17
1999                                  224                 12,591,669.02                         3.04
2000                                6,589                400,697,284.15                        96.72
-------------------------------------------------------------------------------------------------------------------
Total:                              6,839             $  414,285,152.45                       100.00%

*Indicates an amount greater than 0.00% but less than 0.005%
(1)      Percentages may not add to 100% due to rounding.


------------------------------------------------------------------------------
                     Assumed Additional Loan Characteristics
------------------------------------------------------------------------------
      Cut-off Date Pool   Wtd. Avg.     Wtd. Avg.   Wtd. Avg. Orig   Wtd. Avg.
Pool  Principal Balance   Loan Rate     WAM (Mo)       Term (Mo)    Amort Term
==============================================================================
  1      81,454,944.56     12.270         215            215           359

  2      13,792,796.03     13.355         111            111           111

  3      37,911,580.29     12.990         178            178           178

  4      88,266,470.00     13.136         240            240           240

  5     107,543,611.93     12.078         328            328           328
------------------------------------------------------------------------------
        328,969,402.80

                     Assumed Subsequent Loan Characteristics
------------------------------------------------------------------------------
      Cut-off Date Pool   Wtd. Avg.     Wtd. Avg.   Wtd. Avg. Orig   Wtd. Avg.
Pool  Principal Balance   Loan Rate     WAM (Mo)       Term (Mo)    Amort Term
==============================================================================
  1     57,416,283.17      12.270         215            215           359

  2     11,169,288.17      13.355         111            111           111

  3     31,855,967.20      12.990         178            178           178

  4     64,637,413.33      13.136         240            240           240

  5     84,921,048.13      12.078         328            328           328
------------------------------------------------------------------------------
       250,000,000.00
------------------------------------------------------------------------------




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                       PREPAYMENT SCENARIOS - TO 20% CALL
                       ----------------------------------

                                                                  -------------------
                                                                        Pricing
---------------------------------------------------------------------------------------------------------------------------
PPC                                  75%               100%               125%              150%               175%
---------------------------------------------------------------------------------------------------------------------------
A-1 (To Call)
Average Life (yrs.)                  1.43              1.16               1.00              0.89               0.80
First - Last Payment Date        07/00-04/03        07/00-08/02       07/00-04/02        07/00-01/02       07/00-11/01
Payment Windows (mos.)           1 - 34 (34)        1 - 26 (26)       1 - 22 (22)        1 - 19 (19)       1 - 17 (17)

A-2 (To Call)
Average Life (yrs.)                  3.08              2.42               2.00              1.72               1.51
First - Last Payment Date        04/03-11/03        08/02-02/03       04/02-09/02        01/02-05/02       11/01-02/02
Payment Windows (mos.)           34 - 41 (8)        26 - 32 (7)       22 - 27 (6)        19 - 23 (5)       17 - 20 (4)

A-3 (To Call)
Average Life (yrs.)                  4.76              3.69               3.00              2.50               2.15
First - Last Payment Date        11/03-12/06        02/03-07/05       09/02-07/04        05/02-11/03       02/02-03/03
Payment Windows (mos.)           41 - 78 (38)      32 - 61 (30)       27 - 49 (23)      23 - 41 (19)       20 - 33 (14)

A-4 (To Call)
Average Life (yrs.)                  8.01              6.20               5.00              4.18               3.50
First - Last Payment Date        12/06-08/09        07/05-08/07       07/04-03/06        11/03-04/05       03/03-07/04
Payment Windows (mos.)          78 - 110 (33)      61 - 86 (26)       49 - 69 (21)      41 - 58 (18)       33 - 49 (17)

A-5 (To Call)
Average Life (yrs.)                  9.13              7.13               5.71              4.80               4.05
First - Last Payment Date        08/09-08/09        08/07-08/07       03/06-03/06        04/05-04/05       07/04-07/04
Payment Windows (mos.)          110 - 110 (1)       86 - 86 (1)       69 - 69 (1)        58 - 58 (1)       49 - 49 (1)

B-1 (To Call)
Average Life (yrs.)                  7.51              5.83               4.71              4.05               3.65
First - Last Payment Date        12/04-08/09        12/03-08/07       07/03-03/06        08/03-04/05       09/03-07/04
Payment Windows (mos.)          54 - 110 (57)      42 - 86 (45)       37 - 69 (33)      38 - 58 (21)       39 - 49 (11)

B-2 (To Call)
Average Life (yrs.)                  6.96              5.40               4.38              3.78               3.43
First - Last Payment Date        12/04-08/09        12/03-08/07       07/03-03/06        07/03-04/05       07/03-07/04
Payment Windows (mos.)          54 - 110 (57)      42 - 86 (45)       37 - 69 (33)      37 - 58 (22)       37 - 49 (13)
                                                                  -------------------




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                       PREPAYMENT SCENARIOS - TO MATURITY
                       ----------------------------------

                                                                  -------------------
                                                                        Pricing
---------------------------------------------------------------------------------------------------------------------------
PPC                                  75%               100%               125%              150%               175%
---------------------------------------------------------------------------------------------------------------------------
A-1 (To Maturity)
Average Life (yrs.)                  1.43              1.16               1.00              0.89               0.80
First - Last Payment Date        07/00-04/03        07/00-08/02       07/00-04/02        07/00-01/02       07/00-11/01
Payment Windows (mos.)           1 - 34 (34)        1 - 26 (26)       1 - 22 (22)        1 - 19 (19)       1 - 17 (17)

A-2 (To Maturity)
Average Life (yrs.)                  3.08              2.42               2.00              1.72               1.51
First - Last Payment Date        04/03-11/03        08/02-02/03       04/02-09/02        01/02-05/02       11/01-02/02
Payment Windows (mos.)           34 - 41 (8)        26 - 32 (7)       22 - 27 (6)        19 - 23 (5)       17 - 20 (4)

A-3 (To Maturity)
Average Life (yrs.)                  4.76              3.69               3.00              2.50               2.15
First - Last Payment Date        11/03-12/06        02/03-07/05       09/02-07/04        05/02-11/03       02/02-03/03
Payment Windows (mos.)           41 - 78 (38)      32 - 61 (30)       27 - 49 (23)      23 - 41 (19)       20 - 33 (14)

A-4 (To Maturity)
Average Life (yrs.)                  8.38              6.45               5.20              4.28               3.56
First - Last Payment Date        12/06-11/14        07/05-04/12       07/04-05/10        11/03-01/09       03/03-11/07
Payment Windows (mos.)          78 - 173 (96)      61 - 142 (82)     49 - 119 (71)      41 - 103 (63)      33 - 89 (57)

A-5 (To Maturity)
Average Life (yrs.)                 11.58              9.27               7.63              6.53               5.65
First - Last Payment Date        09/09-11/14        09/07-04/12       04/06-05/10        05/05-01/09       08/04-11/07
Payment Windows (mos.)          111 - 173 (63)     87 - 142 (56)     70 - 119 (50)      59 - 103 (45)      50 - 89 (40)

B-1 (To Maturity)
Average Life (yrs.)                  9.57              7.58               6.21              5.28               4.71
First - Last Payment Date        12/04-05/15        12/03-09/12       07/03-09/10        08/03-04/09       09/03-02/08
Payment Windows (mos.)          54 - 179 (126)    42 - 147 (106)     37 - 123 (87)      38 - 106 (69)      39 - 92 (54)

B-2 (To Maturity)
Average Life (yrs.)                  7.82              6.03               4.87              4.10               3.65
First - Last Payment Date        12/04-05/15        12/03-09/12       07/03-09/10        07/03-04/09       07/03-02/08
Payment Windows (mos.)          54 - 179 (126)    42 - 147 (106)     37 - 123 (87)      37 - 106 (70)      37 - 92 (56)
                                                                 -------------------


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.